                                    SUPPLEMENTAL INDENTURE dated as of February
                           16, 2001 among SEAGATE TECHNOLOGY (MALAYSIA) HOLDING COMPANY (the "New Guarantor"), a subsidiary of SEAGATE TECHNOLOGY INTERNATIONAL, an exempted limited liability company incorporated under the laws of the Cayman Islands (the "Issuer"), NEW SAC, an exempted limited liability company incorporated under the laws of the Cayman Islands (the "Company"), the Issuer, each entity listed on Schedule I hereto (the Company and such entities collectively, the "Existing Guarantors") and THE BANK OF NEW YORK, a New York banking corporation, as trustee under the indenture referred to below (the "Trustee").


                                          W I T N E S S E T H :


                  WHEREAS the Issuer and Existing Guarantors have heretofore executed and delivered to the Trustee an Indenture (the "Indenture") dated as of November 22, 2000, providing for the issuance and guarantee of 12 1/2% Senior Subordinated Notes due 2007 (the "Securities");

                  WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all the Issuer's obligations under the Securities pursuant to a Note Guarantee on the terms and conditions set forth herein; and

                  WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee, the Issuer and the Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;


                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Issuer, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

                  1. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all the Existing Guarantors, to unconditionally guarantee the Issuer's obligations under the Securities on the terms and subject to the conditions set forth in Articles 11 and 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities (including, without limitation, Sections 13.10 and 13.11 of the Indenture).

                  2. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

                  3. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  4. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

                  5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  6. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                       SEAGATE TECHNOLOGY (MALAYSIA) HOLDING
                                       COMPANY,


                                       by: /s/ William L. Hudson
                                          ------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY INTERNATIONAL,


                                       by: /s/ William L. Hudson
                                          ------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       NEW SAC

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       QUINTA CORPORATION


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE TECHNOLOGY (US) HOLDINGS INC.

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE TECHNOLOGY LLC

                                       by:    SEAGATE TECHNOLOGY (US) HOLDINGS
                                              INC., as Managing Member

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE REMOVABLE STORAGE SOLUTIONS (US)
                                       HOLDINGS, INC.


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE REMOVABLE STORAGE SOLUTIONS LLC


                                       by:    SEAGATE REMOVABLE STORAGE
                                              SOLUTIONS (US) HOLDINGS, INC.,
                                              as Managing Member

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE RSS LLC


                                       by:    SEAGATE TECHNOLOGY LLC,
                                              as Sole Member

                                       by:    SEAGATE TECHNOLOGY (US) HOLDINGS,
                                              INC., as Managing Member

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE US LLC


                                       by:    SEAGATE TECHNOLOGY LLC
                                              as Sole Member

                                       by:    SEAGATE TECHNOLOGY (US) HOLDINGS,
                                              INC., as Managing Member

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       REDWOOD ACQUISITION CORPORATION


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE SOFTWARE INFORMATION MANAGEMENT
                                       GROUP HOLDINGS, INC.


                                       by: /s/ Susan J. Wolfe
                                          -------------------------------------
                                           Name:  Susan J. Wolfe
                                           Title: VP, General Counsel and
                                                  Corporate Secretary



                                       XIOTECH CORPORATION


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       XIOTECH (CANADA) LIMITED


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE SOFTWARE (CANADA), INC.


                                       by: /s/ Susan J. Wolfe
                                          -------------------------------------
                                           Name:  Susan J. Wolfe
                                           Title: VP, General Counsel and
                                                  Corporate Secretary

                                       SEAGATE TECHNOLOGY HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY HDD HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY CHINA HOLDING COMPANY,


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name: William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY ASIA HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY (IRELAND)


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE TECHNOLOGY MEDIA (IRELAND)


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY FAR EAST HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY (PHILIPPINES)

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY (SAN) HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       HOLDINGS, INC.


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary

                                       SEAGATE REMOVABLE STORAGE SOLUTIONS
                                       INTERNATIONAL

                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE SOFTWARE (CAYMAN) HOLDINGS


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Senior Vice President,
                                                  General Counsel
                                                  and Corporate Secretary


                                       SEAGATE TECHNOLOGY (MARLOW) LIMITED


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Director



                                       SEAGATE SOFTWARE INFORMATION MANAGEMENT
                                       GROUP LIMITED


                                       by: /s/ Stephen J. Luczo
                                          ------------------------------------
                                           Name:  Stephen J. Luczo
                                           Title: Director


                                       NIPPON SEAGATE, INC.


                                       by: /s/ William L. Hudson
                                          -------------------------------------
                                           Name:  William L. Hudson
                                           Title: Director

                              NIPPON SEAGATE SOFTWARE, INC.


                              by: /s/ Stephen J. Luczo
                                 ------------------------------------
                                  Name:  Stephen J. Luczo
                                  Title: Director


                              SEAGATE TECHNOLOGY-- REYNOSA S. DE R.L.
                              DE C.V.


                              by: /s/ Thomas F. Mulvaney
                                 -------------------------------------
                                  Name:  Thomas F. Mulvaney
                                  Title: Director


                              SEAGATE DISTRIBUTION (UK) LIMITED


                              by: /s/ William L. Hudson
                                 ------------------------------------------
                                  Name:  William L. Hudson
                                  Title: Director


                              witnessed by: /s/ Donna Florio-Norris
                                            ---------------------------
                                           Name: Donna Florio-Norris
                                           Address: 920 Disc Drive
                                                    Scotts Valley, CA 95066


                              SEAGATE SINGAPORE DISTRIBUTION PTE LTD


                              by: /s/ William L. Hudson
                                 ------------------------------------------
                                  Name:  William L. Hudson
                                  Title: Director


                              SEAGATE SOFTWARE PTE. LTD


                              by: /s/ Stephen J. Luczo
                                 ------------------------------------
                                  Name:  Stephen J. Luczo
                                  Title: Director

                                       SEAGATE TECHNOLOGY (THAILAND) LIMITED


                                       by: /s/ Patrick J. O'Malley
                                          ------------------------------------
                                              Name:  Patrick J. O'Malley
                                              Title: Director


                                       THE BANK OF NEW YORK, as Trustee


                                       by: /s/ Michael Pitfick
                                          ------------------------------------
                                              Name:  Michael Pitfick
                                              Title: Assistant Treasurer

                                                                     SCHEDULE I



                            Existing Note Guarantors


Name                                                                         Jurisdiction of Organization
----                                                                         ----------------------------

New SAC                                                                      Cayman Islands

Seagate Technology Holdings                                                  Cayman Islands

Seagate Technology HDD Holdings                                              Cayman Islands

Seagate Technology China Holding Company                                     Cayman Islands

Seagate Technology Asia Holdings                                             Cayman Islands

Seagate Technology (Ireland)                                                 Cayman Islands/
                                                                             Located in Northern Ireland

Seagate Technology (Media) Ireland                                           Cayman Islands/
                                                                             Located in Northern Ireland

Seagate Technology Far East Holdings                                         Cayman Islands

Seagate Technology (Philippines)                                             Cayman Islands

Seagate Technology SAN Holdings                                              Cayman Islands

Seagate Removable Storage Solutions Holdings                                 Cayman Islands

Seagate Removable Storage Solutions International                            Cayman Islands

Seagate Software (Cayman) Holdings                                           Cayman Islands

Seagate Technology (US) Holdings, Inc.                                       Delaware

Seagate Technology LLC                                                       Delaware

Seagate US LLC                                                               Delaware

Redwood Acquisition Corporation                                              Delaware

Seagate Removable Storage Solutions (US) Holdings, Inc.                      Delaware

Seagate Removable Storage Solutions LLC                                      Delaware

Seagate RSS LLC                                                              Delaware

Seagate Software Information Management Group                                Delaware
Holdings, Inc.



Name                                                                         Jurisdiction of Organization
----                                                                         ----------------------------

Quinta Corporation                                                           California

XIOtech Corporation                                                          Minnesota

Seagate Technology (Thailand) Limited                                        Thailand

Seagate Technology-Reynosa, S. de R.L. de C.V.                               Mexico

Nippon Seagate Inc.                                                          Japan

Nippon Seagate Software, Inc.                                                Japan

Seagate Singapore Distribution Pte Ltd                                       Singapore

Seagate Software Information Pte Ltd                                         Singapore

Seagate Distribution (UK) Limited                                            Scotland

Seagate Technology (Marlow) Limited                                          England & Wales

Seagate Software Information Management Group Limited                        England & Wales

XIOtech (Canada) Limited                                                     Canada

Seagate Software (Canada), Inc.                                              Canada